Net Loss per Share	9 Months Ended
Sep. 30, 2024
Earnings per share:
Net Loss per Share

8. Net Loss per Share

For the nine months ended September 30, 2024 and 2023, the weighted-average number of shares of Common Stock outstanding used to calculate both basic and diluted net loss per share is the same. In computing diluted net loss per share for the nine months ended September 30, 2024 and 2023, the Company excluded the following potentially dilutive securities, as the effect would be anti-dilutive and reduce the net loss per share calculated for each period:

	Nine Months Ended September 30,
	2024	2023
Options to purchase Common Stock	147,000	913,856
Unvested restricted stock units and awards	1,371,950	177,275
Warrants for Common Stock	12,314,114	3,112,165
Series A-1 preferred stock	-	2,839,957
Series A-2 preferred stock	-	3,415,923
Convertible promissory notes	1,118,735	4,643,325
Total	14,951,799	15,102,501